UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 27, 2016

FEI COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124

(Address of principal executive offices, including zip code)

(503) 726-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 27, 2016, Thermo Fisher Scientific Inc. (“Thermo Fisher”) and FEI Company (“FEI”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Thermo Fisher agreed to acquire FEI in an all cash transaction. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, on May 27, 2016, Thermo Fisher provided supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors. A copy of the presentation is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the transaction, FEI intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, FEI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF FEI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT FEI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FEI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by FEI with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of FEI’s website (http://investor.fei.com).

Participants in the Solicitation

FEI and its directors, executive officers and other members of its management and employees as well as Thermo Fisher and its directors and executive officers may be deemed to be participants in the solicitation of proxies from FEI’s stockholders with respect to the merger. Information about FEI’s directors and executive officers and their ownership of FEI’s common stock is set forth in the proxy statement for FEI’s 2016 Annual Meeting of Stockholders filed with the SEC on March 28, 2016. Information about Thermo Fisher’s directors and executive officers is set forth in the proxy statement for Thermo Fisher’s 2016 Annual Meeting of Stockholders filed with the SEC on April 5, 2016. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of FEI’s directors and executive officers in the merger, which may be different than those of FEI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger when they become available, which will be filed with the SEC.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint Press Release of Thermo Fisher Scientific Inc. and FEI Company, dated May 27, 2016.

99.2	Investor Presentation, dated May 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

By:	/s/ Bradley J. Thies
Bradley J. Thies Senior Vice President of Law and Administration, General Counsel and Secretary

Date: May 27, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of Thermo Fisher Scientific Inc. and FEI Company, dated May 27, 2016.

99.2	Investor Presentation, dated May 27, 2016.